                               LEADER MUTUAL FUNDS

                       LEADER TAX-EXEMPT MONEY MARKET FUND
                            LEADER MONEY MARKET FUND
                        LEADER TREASURY MONEY MARKET FUND
                          (EACH A "LEADER MONEY FUND")

                   Supplement Dated September 13, 2001 to the
        Institutional and Sweep Shares Prospectuses Dated January 1, 2001 Investor Shares Prospectus Dated January 1, 2001, as revised August 22, 2001


         From September 13, 2001 until the reopening of the New York Stock Exchange, each LEADER Money Fund will accept purchase and sale orders and determine its net asset value ("NAV") on each weekday that substantial trading occurs in markets for the kinds of securities held by such Funds, unless a Fund determines that being open for business on one or more such days is not in the best interests of its shareholders. Purchases and sales of LEADER Money Fund shares on such days may generally be effected in the manner described in the relevant Fund's prospectus, except that the NAV for each of the LEADER Money Market Fund and LEADER Treasury Money Market Fund will be determined as of 12:00 p.m. Central time (1:00 p.m. Eastern time), and the NAV for the LEADER Tax-Exempt Money Market Fund will be determined as of 11:30 a.m. Central time (12:30 p.m. Eastern time). Exchanges of LEADER Money Fund shares on such dates will be permitted between any two LEADER Money Funds in the manner described in the relevant prospectus, but will not be permitted between a LEADER Money Fund and any other LEADER Mutual Fund. Investors can find out whether a LEADER Money Fund is open for business on a given day by calling (800) 219-4182.

         This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's prospectus. Investors should retain this Supplement for future reference.